Balance Sheet [Parenthetical] (USD $)	Sep. 30, 2011
Redemption of ordinary shares issued	5,887,999
Preferred stock, par value (in dollars per share)	$ 0.001
Preferred stock, shares authorized	1,000,000
Preferred stock, shares issued	0
Preferred stock, shares outstanding	0
Ordinary shares, par value (in dollars per share)	$ 0.001
Ordinary stock, shares authorized	49,000,000
Ordinary stock, shares issued	8,533,333
Ordinary stock, shares outstanding	8,533,333